                                   PROSPECTUS

This Prospectus describes Portfolio Architect Life, a modified single premium individual variable life insurance policy (the "Policy") offered by The Travelers Insurance Company (the "Company") and funded by The Travelers Variable Life Insurance Separate Account Four("Separate Account Four"). Premium payments may be allocated by the Policy Owner to one or more variable funding options (the "Investment Options"). Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $10,000.

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the applicant signs the application for insurance (or later, if state law requires).

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under the policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges and loan interest due but not paid in cash, (subject to the Grace Period provision), or for a longer period as may be provided under the Lapse Protection Guarantee Rider.

We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however, you may change the death benefit option, subject to certain conditions.

Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract for federal income tax purposes. Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                               TABLE OF CONTENTS

Glossary of Special Terms.............      3
Prospectus Summary....................      5
General Description...................      9
How The Policy Works..................      9
     Payments Made Under the Policy...      9
     Applying Premium Payments........     10
The Investment Options................     11
Policy Benefits and Rights............     12
  Transfers of Cash Value.............     12
  Telephone Transfers.................     13
  Automated Transfers.................     13
  Lapse and Reinstatement.............     13
  Exchange Rights.....................     14
  Right to Cancel.....................     14
Access to Cash Values.................     14
     Policy Loans.....................     14
     Cash Value and Cash Surrender
       Value..........................     15
Death Benefit.........................     16
     Payment of Proceeds..............     17
     Payment Options..................     17
Maturity Benefits.....................     18
  Maturity Extension Rider............     18
Charges and Deductions................     19
  General.............................     19
  Monthly Deduction Amount............     19
     Cost of Insurance Charge.........     19
     Charges for Supplemental Benefit
       Provisions.....................     20
  Charges Against the Separate
     Account..........................     20
     Mortality and Expense Risk
       Charge.........................     20
     Administrative Expense Charge....     20
     State Premium Tax Charges and DAC
       Charges........................     20
  Underlying Fund Fees................     20
  Surrender Charges...................     20
     Partial Surrenders...............     21
     Free Withdrawal Allowance........     21
  Transfer Charge.....................     21
  Reduction or Elimination of
     Charges..........................     21
The Separate Account and Valuation....     22
  The Travelers Variable Life
     Insurance Separate Account
     Four.............................     22
     How the Cash Value Varies........     22
     Accumulation Unit Value..........     22
     Net Investment Factor............     23
Changes to the Policy.................     23
  General.............................     23
  Changes in Stated Amount............     23
  Changes in Death Benefit Option.....     23
Additional Policy Provisions..........     24
  Assignment..........................     24
  Limit on Right to Contest and
     Suicide Exclusion................     24
  Misstatement as to Sex and Age......     24
  Voting Rights.......................     24
  Disregard of Voting Instructions....     24
Other Matters.........................     25
  Statements to Policy Owners.........     25
  Suspension of Valuation.............     25
  Dividends...........................     25
  Mixed and Shared Funding............     25
  Distribution........................     25
  Legal Proceedings and Opinion.......     26
     The Travelers Insurance
       Company........................     26
  Experts.............................     26
Federal Tax Considerations............     26
  General.............................     26
  Tax Status of the Policy............     27
     Definition of Life Insurance.....     27
     Diversification..................     27
     Investor Control.................     27
  Tax Treatment of Policy Benefits....     28
     In General.......................     28
     Modified Endowment Contracts.....     28
     Exchanges........................     29
     Aggregation of Modified Endowment
       Contracts......................     29
     Policies which are not Modified
       Endowment Contracts............     29
     Treatment of Loan Interest.......     30
     The Company's Income Taxes.......     30
The Company...........................     30
Management............................     31
  Directors of The Travelers Insurance
     Company..........................     31
  Senior Officers of The Travelers
     Insurance Company................     31
  Illustrations.......................     32
Appendix A-Performance Information and
  Example of Policy Charges...........    A-1
Appendix B-Representative Stated
  Amounts.............................    B-1
Financial Statements

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AVERAGE NET GROWTH RATE -- an annual measurement of growth, used to determine the next year's mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.

BENEFICIARY(IES) -- the person(s) named to receive the Death Benefit following the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

COVERAGE AMOUNT -- an amount equal to the Death Benefit minus the Cash Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the Policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

GRACE PERIOD -- the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due.

INITIAL PREMIUM -- the Premium Payment made in connection with the issuance of a Policy.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums and Cash Value under Separate Account Four.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner. Policies which replace existing company contracts will maintain the issue date of the original policy.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any policy loan, and to which we credit and charge a fixed rate of interest.

LOAN ACCOUNT VALUE -- the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- a monthly charge, deducted from the Policy's Cash Value, which is comprised of the Cost of Insurance charge, the deductions for premium tax, deferred acquisition charge ("DAC") taxes, any administrative charge, and any charge for supplemental benefits.

POLICY DATE -- the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT FOUR -- The Travelers Variable Life Insurance Separate Account Four, a separate account established by The Travelers Insurance Company for the purpose of funding this Policy.

STATED AMOUNT -- the amount used to determine the Death Benefit under the Policy.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

VALUATION DATE -- a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of 4:00 P.M. Eastern time.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE LIFE INSURANCE?

The modified single premium individual variable life insurance policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

The Policy has a Death Benefit, Cash Surrender Value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the premium payment(s) and cash value have been allocated. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts(and loan interest due but not paid in cash). In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount and loan interest due but not paid in cash. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk associated with an investment in the Investment Options. (See "The Separate Account and Valuation.")

SUMMARY OF PORTFOLIO ARCHITECT LIFE FEATURES

INVESTMENT OPTIONS: The Policy is funded by The Travelers Variable Life Insurance Separate Account Four ("Separate Account Four"), a registered unit investment trust separate account established by The Travelers Insurance Company (the "Company"). A Policy Owner allocates premium payments to one or more of the Investment Options available to Separate Account Four. You have the ability to choose from a wide variety of Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options are currently available under the Policy:

Capital Appreciation Fund
Money Market Portfolio
TRAVELERS SERIES FUND INC.
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio

THE TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock Portfolio
Equity Income Portfolio
Federated High Yield Portfolio
Federated Stock Portfolio
Large Cap Portfolio
Lazard International Stock Portfolio
MFS Emerging Growth Portfolio
Travelers Quality Bond Portfolio
Zero Coupon Bond Fund Portfolio Series 2005

Additional Investment Options may be added from time to time. For more information see "The Investment Options." Refer to each Underlying Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: The minimum Initial Premium is $10,000. Although the Policy can operate as a single premium policy, you can make additional payments under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See "Additional Premium Payments.") No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298 if you have an authorization form on file.

After the Policy Date and until the applicant's right to cancel has expired, the Initial Premium will be allocated to the Money Market Portfolio. After the expiration of the Right to Cancel Period, the cash value will be distributed to each Investment Options in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (see "Right to Cancel").

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, Portfolio Architect will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment performance of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value, subject to state approval. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid by you in advance.

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298 if you have an authorization form on file.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay any loan interest due but not paid in cash or to pay the Monthly Deduction Amount, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount and any loan interest due. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. In almost all cases, the Policy will be a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. Policies which are not MECs receive preferential tax treatment with respect to certain distributions.

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, the monthly policy charges, administrative policy expense charges and charges for optional benefits.

     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 9 years and for 9 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge.

     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.

ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.90%, decreasing to 0.75% for the current Policy Year if the average net growth rate is 6.5% or greater during the previous Policy Year.

     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.40%. Additionally, for policies with an initial premium of less than $25,000, a monthly fee of $5.00 will apply for the life of the policy.

     - STATE PREMIUM TAX AND DEFERRED ACQUISITION COST ("DAC")
       CHARGES -- applied annually during the first ten Policy Years. The state premium tax equals 0.20% of the assets in the Investment Options, and the DAC equals 0.15% of the assets in the Investment Options.

     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These fees are shown in the following table.

UNDERLYING FUND FEES
(as a percentage of average daily net assets of the Underlying Fund as of December 31, 2000, unless otherwise noted)


                                                                                          TOTAL ANNUAL
                                           MANAGEMENT                      OTHER          OPERATING
                                              FEE                        EXPENSES         EXPENSES*
                                            (AFTER                        (AFTER           (AFTER
                                            EXPENSE                       EXPENSE          EXPENSE
            FUNDING OPTIONS:               REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)
-----------------------------------------       ----           ---            ----            -----
CAPITAL APPRECIATION FUND                      0.81%                         0.02%            0.83%
--------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                         0.38%                         0.02%            0.40%
--------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Fund                 0.76%                         0.12%            0.88%
--------------------------------------------------------------------------------------------------------
Equity Income Portfolio                        0.75%                         0.07%         0.82%(1)
--------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio                 0.71%                         0.17%            0.88%
--------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                      0.69%                         0.14%            0.82%
--------------------------------------------------------------------------------------------------------
Large Cap Portfolio                            0.75%                         0.07%         0.82%(1)
--------------------------------------------------------------------------------------------------------
Lazard International Stock Portfolio           0.89%                         0.14%            1.02%
--------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                  0.81%                         0.05%            0.86%
--------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio               0.38%                         0.11%            0.49%
--------------------------------------------------------------------------------------------------------
Travelers Zero Coupon Bond Fund 2005           0.10%                         0.05%         0.15%(2)
--------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
--------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                      0.80%                         0.01%         0.81%(3)
--------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                     0.80%                         0.04%         0.84%(3)
--------------------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio            0.75%                         0.12%         0.87%(3)
--------------------------------------------------------------------------------------------------------

(1) TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and LARGE CAP PORTFOLIO would have been 0.87% and 0.84%.

(2) The Adviser has agreed to reimburse the TRAVELERS ZERO COUPON BOND FUND 2005 for the period ended December 31, 2000. If such expenses were not voluntarily reimbursed, the Other Expenses and Total Annual Operating Expenses would have been 1.34% and 1.44% respectively.

(3) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

* Some numbers have been rounded.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes a modified single premium individual variable life insurance Policy offered by The Travelers Insurance Company ("Company"). The policy offers:

     - A selection of Investment Options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your policy for its specific terms.

THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:

     - the amount of initial premium you plan to pay; minimum of $10,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of Investment Options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make one premium payment and direct it to one or more of the available Investment Options. (Under Certain Circumstances, you may be allowed to make additional purchase payments). The Policy's Cash Value will increase or decrease depending on the performance of the Investment Options you select. In the case of death benefit option 2, the death benefit will also vary based on the investment options' performance.

If your Policy is in effect when the insured dies, we will pay your beneficiary the death benefit (less any outstanding loan account balance and any monthly deduction amount due but not paid). Your Policy will stay in effect as long as the Policy's cash surrender value can pay the Policy's monthly charges and loan interest due but not paid in cash.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

PAYMENTS MADE UNDER THE POLICY

INITIAL PREMIUM. The Initial Premium is due on or before the Policy Date and is payable in full at the Company's Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The minimum Initial Premium is $10,000.

Additional Premium Payments may be made under the Policy, as described below. However, if there are any outstanding policy loans, any payment received will be treated first as repayment of loans rather than as an additional Premium Payment.

The Initial Premium purchases a Death Benefit equal to the Policy's Stated Amount (if Option 1 is selected), or to the Policy's Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix B.

ADDITIONAL PREMIUM PAYMENTS. The circumstances under which additional Premium Payments can be made under the Policy are as follows:

     1. INCREASES IN STATED AMOUNT -- You may request an increase in Stated Amount at any time. If your request is approved, the Company will require you to make an additional Premium Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment permitted by the Company in connection with an increase in Stated Amount is $1,000. (See "Changes in Stated Amount.")

     2. TO PREVENT LAPSE -- If the Cash Surrender Value on any Deduction Day is insufficient to cover the Monthly Deduction Amount or loan interest due but not paid, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction Amount and loan interest due but not paid in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment "at your discretion" and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See " Lapse and Reinstatement.")

     3. AT YOUR DISCRETION -- Additional Premium Payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.

Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Policy Date or the next Valuation Date after we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Money Market Portfolio. At the end of the Right to Cancel Period, we direct the Net Premiums to the Investment Option(s) selected on the application, unless you give us other directions.

The Investment Options are segments of the separate account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with Accumulation Units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your net premium payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Underlying Fund's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Underlying Funds. In addition, Travelers has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account.

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       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund        Seeks growth of capital through the use of    Travelers Asset Management
                                 common stocks. Income is not an objective.    International Company LLC
                                 The Fund invests principally in common        ("TAMIC")
                                 stocks of small to large companies which are  Subadviser: Janus Capital Corp.
                                 expected to experience wide fluctuations in
                                 price in both rising and declining markets.
Money Market Portfolio           Seeks high current income from short-term     TAMIC
                                 money market instruments while preserving
                                 capital and maintaining a high degree of
                                 liquidity.
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio      Seeks long-term growth of capital by          Travelers Investment Adviser
                                 investing predominantly in equity securities  ("TIA")
                                 of companies with a favorable outlook for     Subadviser: Alliance Capital
                                 earnings and whose rate of growth is          Management L.P.
                                 expected to exceed that of the U.S. economy
                                 over time. Current income is only an
                                 incidental consideration.
  MFS Total Return Portfolio     Seeks to obtain above-average income          TIA
                                 (compared to a portfolio entirely invested    Subadviser: Massachusetts
                                 in equity securities) consistent with the     Financial Services Company
                                 prudent employment of capital. Generally, at  ("MFS")
                                 least 40% of the Portfolio's assets will be
                                 invested in equity securities.
  Putnam Diversified Income      Seeks high current income consistent with     TIA
  Portfolio                      preservation of capital. The Portfolio will   Subadviser: Putnam Investment
                                 allocate its investments among the U.S.       Management, Inc.
                                 Government Sector, the High Yield Sector,
                                 and the International Sector of the fixed
                                 income securities markets.
TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock      Seeks growth of capital by investing          TAMIC
  Fund                           primarily in a broadly diversified portfolio  Subadviser: TIMCO of common stocks.
  Equity Income Portfolio        Seeks reasonable income by investing at       TAMIC
                                 least 65% in income-producing equity          Subadviser: Fidelity Management
                                 securities. The balance may be invested in    & Research Company ("FMR")
                                 all types of domestic and foreign
                                 securities, including bonds. The Portfolio
                                 seeks to achieve a yield that exceeds that
                                 of the securities comprising the S&P 500.
                                 The Subadviser also considers the potential
                                 for capital appreciation.

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       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
  Federated High Yield           Seeks high current income by investing        TAMIC
  Portfolio                      primarily in a professionally managed,        Subadviser: Federated
                                 diversified portfolio of fixed income         Investment Counseling, Inc.
                                 securities.
  Federated Stock Portfolio      Seeks growth of income and capital by         TAMIC
                                 investing principally in a professionally     Subadviser: Federated
                                 managed and diversified portfolio of common   Investment Counseling, Inc.
                                 stock of high-quality companies (i.e.,
                                 leaders in their industries and
                                 characterized by sound management and the
                                 ability to finance expected growth).
  Large Cap Portfolio            Seeks long-term growth of capital by          TAMIC
                                 investing primarily in equity securities of   Subadviser: FMR
                                 companies with large market capitalizations.
  Lazard International Stock     Seeks capital appreciation by investing       TAMIC
  Portfolio                      primarily in the equity securities of         Subadviser: Lazard Asset
                                 non-United States companies (i.e.,            Management
                                 incorporated or organized outside the United
                                 States).
  MFS Emerging Growth Portfolio  Seeks long-term growth of capital. Dividend   TAMIC
                                 and interest income from portfolio            Subadviser: MFS
                                 securities, if any, is incidental.
  Travelers Quality Bond         Seeks current income, moderate capital        TAMIC
  Portfolio                      volatility and total return.
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio (Series 2005)        return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolio may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolio for the long term or
                                 until maturity.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may make transfers of Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

The number of Accumulation Units credited to the investment option as a result of the transfer will be determined by dividing the transferred amount by the Accumulation Unit Value of that Investment Option. The Accumulation Unit Value will be determined on the Valuation Date on which the Company receives the written request for a transfer.

TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING
You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other available Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $5,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING
Once you allocate your Net Premium among the Investment Options, the performance of each Underlying Fund may cause your allocation to differ from your original allocation. You may elect to have the Company periodically reallocate values in your policy.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount and loan interest due but not paid in cash. If this happens we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Grace Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Grace Period, but if no payment is received by us, it will terminate at the end of the Grace Period. If the person Insured under the Policy dies during the Grace Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan and unpaid loan interest. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

LAPSE PROTECTION GUARANTEE RIDER

A Policy Owner may add a Lapse Protection Guarantee Rider. This rider will prevent a policy from lapsing if the Policy's Cash Surrender Value is Insufficient to pay the Monthly Deduction Amount due. The guarantee will be in effect only if Premium Payments less amounts surrendered and outstanding loans is greater than or equal to the initial Premium Payment plus any premiums paid for increases in Stated Amount. The Guarantee will be in effect until the later of the Insured reaching age 65 or 10 years from issue. The premium requirement will increase in connection with an increase in Stated Amount. This rider is available only with Death Benefit 1, for standard risks, and only at issue. A charge equal to 0.0041667% of the Policy's Cash Value will be deducted on each Deduction Date to pay for the cost of this benefit.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the greater of all premium payments or the sum of:

     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned Policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (see "Surrender Charges"). Subject to state law, no loan requests may be made for amounts of less than $500.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner.

During the first ten Policy Years, the full Loan Account Value will be charged an annual interest rate of 5.65%; thereafter 3.85% will be charged.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement"). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment performance of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional Premium Payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any Valuation Date.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE            PERCENTAGE
------------            ----------
    0-40                   250
      45                   215
      50                   185
      55                   150
      60                   130
      65                   120
      70                   115
      75                   105
      95+                  100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment performance of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any Policy loan, any Monthly Deduction Amount due but unpaid, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".)

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion.") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

>We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

MATURITY EXTENSION RIDER

When the Insured reaches age 99, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such request before the Maturity Date, the Policy will continue until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any loan outstanding will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

We intend that the Policy and the Maturity Extension Benefit will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, we do not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     - the ability for you to obtain a loan under the Policies;

     - the death benefit paid on the death of the Insured;

     - the available Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     - the distribution of various reports to policy owners.

Costs and expenses we incur include:

     - expenses associated with underwriting applications, increases in the Stated Amount, and riders;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     - other costs of doing business.

Risks we assume include:

     - that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the Surrender Charge we collect may not fully cover all of the Sales and distribution expenses we actually incur. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, and Charges for Supplemental Benefit Provisions. These are described below:

COST OF INSURANCE CHARGE

The cost of insurance charge is a significant charge under your policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

If you elect any supplemental benefits for which there is a charge, the Company will include a supplemental benefits charge in the Monthly Deduction Amount. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.90% of the assets in the Investment Options. The annual rate will be reduced to 0.75% of the assets in the Investment Options for the current Policy Year if the Average net Growth Rate is 6.5% or greater during the previous Policy Year. This determination is made on an annual basis. This change compensates us for various risks assumed, benefits provided and expenses incurred including the payment of commissions to your sales agent.

ADMINISTRATIVE EXPENSE CHARGE

We deduct a daily charge for administrative expenses incurred by us. The charge is equivalent on an annual basis to 0.40% of the assets in the Investment Options. For policies with an initial premium of less than $25,000 a monthly fee of $5 will apply for the life of the policy.

STATE PREMIUM TAX CHARGES AND DAC CHARGES

Premium tax charges are not deducted at the time that a premium payment is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for the payment of such taxes, during the first ten years following a premium payment made before the 10th Policy Anniversary, a premium tax charge of 0.20% per year will apply.

Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed or not assessed in your jurisdiction. In addition, a DAC (deferred acquisition cost) charge of 0.15% annually will apply for the first ten years after each premium payment.

A monthly total of 0.0291667% will be deducted from the Policy's Cash Value on each Deduction Date (0.0166667% for the premium tax, and 0.0125% for the DAC). If no additional Premium Payments are made during the first ten Policy Years, no deductions for the premium and DAC tax charges will be made after the Policy Year 10.

UNDERLYING FUND FEES

Separate Account Four purchases shares of the Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses.

SURRENDER CHARGES

A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also "Cash Value and Cash Surrender Value.") Surrender charges are determined as follows:

        YEARS SINCE                     FROM FULL SURRENDERS               PARTIAL SURRENDERS
    PREMIUM PAYMENT MADE                   (% OF PREMIUM)               (% OF AMOUNT SURRENDERED)
-------------------------------------------------------------------------------------------------
          up to 2                               7.5%                               7.5%
           3 or 4                                 7%                                 7%
             5                                  6.5%                               6.5%
             6                                    6%                                 6%
             7                                    5%                                 5%
             8                                    4%                                 4%
             9                                    3%                                 3%
     10 and Thereafter                            0%                                 0%

PARTIAL SURRENDERS. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.

For purposes of determining the surrender charge percentage that will apply to a partial surrender, surrender charges are calculated on a "last-in, first-out basis." This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).

FREE WITHDRAWAL ALLOWANCE. The Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.

TRANSFER CHARGE

There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers. Further restrictions on transfers are described in the Policy Benefits and Rights section.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR (SEPARATE ACCOUNT
FOUR)

The Travelers Variable Life Insurance Separate Account Four was established on October 6, 1996 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Separate Account Four are invested exclusively in shares of the Investment Options. The operations of Separate Account Four are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Separate Account Four will be held for the exclusive benefit of Policy Owners. The assets held in Separate Account Four are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions of the Investment Options are payable to Separate Account Four. All such income and/or distributions are reinvested in shares of the respective Underlying Fund at net asset value. Shares of the Underlying Funds are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "Valuation Date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment performance of the Investment Option(s) chosen. The Policy's Cash Value on a Valuation Date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that Underlying Fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each Valuation Date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment performance.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends on the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 p.m. Eastern time, and ending at 4:00 p.m. Eastern time on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: you can also make these changes by telephone if an authorization form is on file)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT

You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $10,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment of at least $1,000. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The Cost of Insurance Charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $10,000. A charge from Option 1 to Option 2 is also subject to underwriting. Contact your registered representative for more information.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each Premium Payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain Underlying Funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the Underlying Funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined Underlying Fund. Please consult the prospectuses of the Underlying Fund for additional information.

DISTRIBUTION

The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representatives or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities

Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Contracts is Travelers Distribution LLC, One Tower Square, Hartford, CT, an affiliated broker-dealer.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 7.5% of the premium payment. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to its sale of the Contracts. From time to time, the Company may pay or permit other promotional incentives in cash, credit or other compensation.

LEGAL PROCEEDINGS AND OPINION

There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

THE TRAVELERS INSURANCE COMPANY

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.

EXPERTS

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Underlying Funds, it intends to monitor the investments of the Underlying Funds to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 10th Policy Year is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account Four. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Separate Account Four under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1864. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Separate Account Four. The Company is licensed to conduct life insurance business in all of the states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company's obligations as depositor for Separate Account Four may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999-3/2000), Senior Vice
                                        President (1995-1999), Vice President (1993-1995) of
                                        The Travelers Insurance Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Insurance
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Insurance Company.
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Insurance
                                        Company; Executive Vice President, Claim Services
                                        (1997-2000), Senior Vice President (1996-1997) of
                                        Travelers Property Casualty Corp.; Vice President and
                                        Chief Financial Officer (1992) Personal Lines of The
                                        Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Insurance Company; Associate
                                        General Counsel (1998-1999), Assistant General Counsel
                                        (1995-1998), Senior Counsel (1991-1995) of Citigroup
                                        Inc.

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Mary Jean Thornton...................  Executive Vice President and
                                       Chief Information Officer
Stuart Baritz........................  Senior Vice President
William H. Heyman*...................  Senior Vice President
Brendan M. Lynch.....................  Senior Vice President
Warren H. May........................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President
Robert J. Price*.....................  Senior Vice President
David A. Tyson.......................  Senior Vice President
F. Denney Voss*......................  Senior Vice President

---------------
* Principal business address: 399 Park Avenue, New York, New York 10043

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy. The illustrations assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.0291667% for the first ten years following the Initial Premium (0.0166667% for premium tax and 0.0125% for DAC tax).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and 0.75% for Underlying Fund expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Underlying Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Underlying Fund during 2000.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of -2.05% and 3.95%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 9.95% in the first Policy Year, and 10.10% thereafter. The actual charges under a Policy for expenses of the Underlying Funds will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Separate Account Two, since the Company is not currently deducting such charges from Separate Account Two. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.

Under normal circumstances, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the average fund expenses and/or the actual fund expenses depending upon what you request. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                     Face Amount: $38,791
Non-Smoker                             Single Premium: $10,000

        TOTAL             DEATH BENEFIT*                    CASH VALUE*                 CASH SURRENDER VALUE*
       PREMIUMS   ------------------------------   ------------------------------   ------------------------------
       WITH 5%       0%         6%        12%         0%         6%        12%         0%         6%        12%
YEAR   INTEREST   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#
----   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  1     10,500     38,791     38,791     38,791     9,619      10,213     10,807     8,869       9,463     10,057
  2     11,025     38,791     38,791     38,791     9,239      10,428     11,704     8,489       9,678     10,954
  3     11,576     38,791     38,791     38,791     8,860      10,643     12,683     8,160       9,943     11,983
  4     12,155     38,791     38,791     38,791     8,481      10,860     13,754     7,781      10,160     13,054
  5     12,763     38,791     38,791     38,791     8,100      11,077     14,926     7,450      10,427     14,276
  6     13,401     38,791     38,791     38,791     7,717      11,292     16,208     7,117      10,692     15,608
  7     14,071     38,791     38,791     38,791     7,329      11,506     17,612     6,829      11,006     17,112
  8     14,775     38,791     38,791     38,791     6,936      11,717     19,150     6,536      11,317     18,750
  9     15,513     38,791     38,791     38,791     6,537      11,925     20,839     6,237      11,625     20,539
 10     16,289     38,791     38,791     38,791     6,129      12,127     22,692     6,129      12,127     22,692
 15     20,789     38,791     38,791     47,877     4,046      13,325     35,729     4,046      13,325     35,729
 20     26,533     38,791     38,791     69,050     1,420      14,296     56,599     1,420      14,296     56,599

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

# 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

*  Net Interest Rates are shown in parenthesis.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                     Face Amount: $38,791
Non-Smoker                             Single Premium: $10,000

        TOTAL             DEATH BENEFIT*                    CASH VALUE*                 CASH SURRENDER VALUE*
       PREMIUMS   ------------------------------   ------------------------------   ------------------------------
       WITH 5%       0%         6%        12%         0%         6%        12%         0%         6%        12%
YEAR   INTEREST   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#
----   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  1     10,500     38,791     38,791     38,791     9,566      10,159     10,752     8,816       9,409     10,002
  2     11,025     38,791     38,791     38,791     9,130      10,313     11,585     8,380       9,563     10,835
  3     11,576     38,791     38,791     38,791     8,689      10,462     12,491     7,989       9,762     11,791
  4     12,155     38,791     38,791     38,791     8,243      10,604     13,479     7,543       9,904     12,779
  5     12,763     38,791     38,791     38,791     7,791      10,738     14,557     7,141      10,088     13,907
  6     13,401     38,791     38,791     38,791     7,329      10,862     15,734     6,729      10,262     15,134
  7     14,071     38,791     38,791     38,791     6,856      10,974     17,019     6,356      10,474     16,519
  8     14,775     38,791     38,791     38,791     6,368      11,070     18,424     5,968      10,670     18,024
  9     15,513     38,791     38,791     38,791     5,862      11,148     19,962     5,562      10,848     19,662
 10     16,289     38,791     38,791     38,791     5,334      11,205     21,648     5,334      11,205     21,648
 15     20,789     38,791     38,791     44,971     2,330      11,284     33,560     2,330      11,284     33,560
 20     26,533          0     38,791     64,080         0      10,229     52,524         0      10,229     52,524

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

# 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

*  Net Interest Rates are shown in parenthesis.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                     Face Amount: $38,791
Non-Smoker                             Single Premium: $10,000

        TOTAL             DEATH BENEFIT*                    CASH VALUE*                 CASH SURRENDER VALUE*
       PREMIUMS   ------------------------------   ------------------------------   ------------------------------
       WITH 5%       0%         6%        12%         0%         6%        12%         0%         6%        12%
YEAR   INTEREST   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#
----   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  1     10,500     48,382     48,974     49,567     9,591      10,183     10,776     8,841       9,433     10,026
  2     11,025     47,974     49,155     50,423     9,183      10,364     11,632     8,433       9,614     10,882
  3     11,576     47,566     49,332     51,352     8,775      10,541     12,561     8,075       9,841     11,861
  4     12,155     47,157     49,505     52,361     8,366      10,714     13,570     7,666      10,014     12,870
  5     12,763     46,747     49,672     53,455     7,956      10,881     14,664     7,306      10,231     14,014
  6     13,401     46,333     49,832     54,642     7,542      11,041     15,851     6,942      10,441     15,251
  7     14,071     45,915     49,983     55,929     7,124      11,192     17,138     6,624      10,692     16,638
  8     14,775     45,491     50,122     57,323     6,700      11,331     18,532     6,300      10,931     18,132
  9     15,513     45,061     50,250     58,837     6,270      11,459     20,046     5,970      11,159     19,746
 10     16,289     44,621     50,362     60,475     5,830      11,571     21,684     5,830      11,571     21,684
 15     20,789     42,389     50,917     71,652     3,598      12,126     32,861     3,598      12,126     32,861
 20     26,533     39,661     50,771     88,790       870      11,980     49,999       870      11,980     49,999

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

# 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

*  Net Interest Rates are shown in parenthesis.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                     Face Amount: $38,791
Non-Smoker                             Single Premium: $10,000

        TOTAL             DEATH BENEFIT*                    CASH VALUE*                 CASH SURRENDER VALUE*
       PREMIUMS   ------------------------------   ------------------------------   ------------------------------
       WITH 5%       0%         6%        12%         0%         6%        12%         0%         6%        12%
YEAR   INTEREST   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#
----   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  1     10,500     48,311     48,901     49,492     9,520      10,110     10,701     8,770       9,360      9,951
  2     11,025     47,828     49,000     50,259     9,037      10,209     11,468     8,287       9,459     10,718
  3     11,576     47,341     49,087     51,085     8,550      10,296     12,294     7,850       9,596     11,594
  4     12,155     46,849     49,159     51,972     8,058      10,368     13,181     7,358       9,668     12,481
  5     12,763     46,349     49,214     52,926     7,558      10,423     14,135     6,908       9,773     13,485
  6     13,401     45,841     49,249     53,950     7,050      10,458     15,159     6,450       9,858     14,559
  7     14,071     45,320     49,261     55,048     6,529      10,470     16,257     6,029       9,970     15,757
  8     14,775     44,785     49,245     56,223     5,994      10,454     17,432     5,594      10,054     17,032
  9     15,513     44,232     49,197     57,480     5,441      10,406     18,689     5,141      10,106     18,389
 10     16,289     43,659     49,113     58,823     4,868      10,322     20,032     4,868      10,322     20,032
 15     20,789     40,463     48,183     67,574     1,672       9,392     28,783     1,672       9,392     28,783
 20     26,533          0     45,499     79,938         0       6,708     41,147         0       6,708     41,147

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

# 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

*  Net Interest Rates are shown in parenthesis.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Separate Account Four Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. Separate Account Four commenced operations on September 5, 1995. All Investment Options of Separate Account Four invest in Investment Options that were in existence prior to the date on which the Investment Options became available under the Policy. Average annual rates of return include periods prior to the inception of the Investment Option, and are calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Separate Account Four during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options, as well as the 0.90% mortality and expense risk charge and the 0.40% administrative expense charge assessed against the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges assessed under the Policy, see "Charges and Deductions." For illustrations of how these charges affect Cash Values and Death Benefits, see "Illustrations."

                            AVERAGE RATES OF RETURN
                      FOR PERIODS ENDED DECEMBER 31, 2000

                     INVESTMENT OPTION                       1 YEAR    3 YEARS   INCEPTION DATE
                     -----------------                       ------    -------   --------------
STOCK FUNDS:
Alliance Growth Portfolio..................................  -21.69%    9.19%       6/20/1994
Capital Appreciation Fund (Janus)..........................  -27.12%   20.81%       3/18/1982
Equity Income Portfolio (Fidelity).........................    5.66%    6.70%       8/30/1996
Federated Stock Portfolio..................................    0.43%    6.70%       8/30/1996
Large Cap Portfolio (Fidelity).............................  -18.45%   11.68%       8/30/1996
Lazard International Stock Portfolio.......................  -12.66%    5.28%        8/1/1996
MFS Emerging Growth Portfolio..............................  -24.94%   20.17%       8/30/1996
Travelers Disciplined Mid Cap Stock Portfolio..............   10.24%   12.52%       6/20/1994
BOND FUNDS:
Federated High Yield Portfolio.............................   -8.96%   -1.44%       8/30/1996
Putnam Diversified Income Portfolio........................   -1.02%   -0.62%       6/20/1994
Travelers Quality Bond Portfolio...........................    6.35%    4.35%       8/30/1996
Travelers Zero Coupon Bond 2005............................   13.52%    5.50%      10/11/1995
BALANCED FUNDS:
MFS Total Return Portfolio.................................   14.54%    8.54%       6/20/1994
MONEY MARKET FUND:
Travelers Money Market Portfolio...........................    4.83%    3.98%       10/1/1981

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges, deduction for premium and DAC tax and a monthly administrative charge of $5.00 for contracts with initial premium less than $25,000) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of Insurance rates go up each year as the Insured becomes a year older.

Male, Age 45, Non-smoker                                      Face Amount: $38,791
$10,000 Single Premium                                        Level Death Benefit Option
Hypothetical Gross Annual Investment Rate of Return: 8%*      Current Charges

                                                      MONTHLY DEDUCTION AMOUNTS:
POLICY   CUMULATIVE   SURRENDER CHARGE AS   ----------------------------------------------   ADMINISTRATIVE
 YEAR     PREMIUMS      % OF CUM. PREM.     COST OF INSURANCE CHARGES      PREMIUM TAX          CHARGES
------   ----------   -------------------   -------------------------   ------------------   --------------
   1     $10,000.00           7.5%                   $ 82.48                  $35.65             $60.00
   2     $10,000.00           7.5%                   $ 87.91                  $37.12             $60.00
   3     $10,000.00           7.0%                   $ 93.47                  $38.65             $60.00
   5     $10,000.00           6.5%                   $105.58                  $41.90             $60.00
  10     $10,000.00           0.0%                   $145.11                  $51.28             $60.00

* Hypothetical results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B
                         REPRESENTATIVE STATED AMOUNTS
--------------------------------------------------------------------------------

The following table represents the Single Premium Factors for the determination of the Stated Amount per dollar of Gross Premium, varying by Male and Female (applicable to standard lives).

             MALE                             FEMALE
-------------------------------   -------------------------------
AGE    SP FAC    AGE    SP FAC    AGE    SP FAC    AGE    SP FAC
---   --------   ---   --------   ---   --------   ---   --------
16    14.42657   49     3.56731   16    18.84367   49     4.43733
17    13.90681   50     3.42307   17    18.07521   50     4.25702
18    13.41778   51     3.28603   18    17.33770   51     4.08507
19    12.94991   52     3.15604   19    16.62776   52     3.92112
20    12.49633   53     3.03288   20    15.94413   53     3.76500
21    12.05158   54     2.91638   21    15.28347   54     3.61635
22    11.61198   55     2.80620   22    14.64415   55     3.47460
23    11.17593   56     2.70193   23    14.02554   56     3.33918
24    10.74357   57     2.60315   24    13.42830   57     3.20946
25    10.31512   58     2.50941   25    12.85188   58     3.08480
26     9.89207   59     2.42037   26    12.29573   59     2.96483
27     9.47687   60     2.33580   27    11.75996   60     2.84944
28     9.07148   61     2.25553   28    11.24451   61     2.73873
29     8.67750   62     2.17946   29    10.74918   62     2.63297
30     8.29613   63     2.10753   30    10.27378   63     2.53247
31     7.92840   64     2.03963   31     9.81788   64     2.43736
32     7.57481   65     1.97559   32     9.38049   65     2.34746
33     7.23553   66     1.91515   33     8.96090   66     2.26235
34     6.91081   67     1.85800   34     8.55929   67     2.18153
35     6.60043   68     1.80387   35     8.17540   68     2.10443
36     6.30432   69     1.75250   36     7.80902   69     2.03065
37     6.02231   70     1.70379   37     7.46056   70     1.96007
38     5.75413   71     1.65772   38     7.12963   71     1.89279
39     5.49939   72     1.61434   39     6.81591   72     1.82902
40     5.25756   73     1.57373   40     6.51888   73     1.76900
41     5.02826   74     1.53589   41     6.23774   74     1.71287
42     4.81076   75     1.50071   42     5.97155   75     1.66054
43     4.60439   76     1.46798   43     5.71895   76     1.61181
44     4.40855   77     1.43743   44     5.47878   77     1.56633
45     4.22268   78     1.40871   45     5.25023   78     1.52374
46     4.04620   79     1.38157   46     5.03246   79     1.48372
47     3.87847   80     1.35584   47     4.82467   80     1.44610
48     3.71898                    48     4.62641

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                            PORTFOLIO ARCHITECT LIFE
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                  INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
             THE TRAVELERS INSURANCE COMPANY HARTFORD, CONNECTICUT

L-20232                                                                May, 2001